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                                  EXHIBIT 10.1






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                       FOURTH AMENDMENT TO LOAN AGREEMENT

         This Fourth Amendment to Loan Agreement (the "Fourth Amendment") is made by and among Safety 1st, Inc. ("Safety 1st"), a Massachusetts corporation with offices at 210 Boylston Street, Chestnut Hill, Massachusetts; Safety 1st (Europe) Limited ("Safety Europe"), a limited liability company organized under the laws of the United Kingdom, 3232301 Canada, Inc. ("3232301"), a corporation organized under the federal laws of Canada; Safety 1st Home Products Canada, Inc. ("Safety Canada"), a corporation organized under the federal laws of Canada; Safety 1st International, Inc. ("Safety International"), a corporation organized under the laws of the U.S. Virgin Islands; and Fleet National Bank ("Fleet" or the "Agent"), a banking corporation organized under the laws of the United States; The First National Bank of Boston ("Bank of Boston"), a banking corporation organized under the laws of the United States; and USTrust ("UST"), a Massachusetts trust company (collectively "the Banks"). Safety 1st, Safety Europe, 3232301, Safety Canada and Safety International are sometimes collectively hereinafter referred to as "the Borrowers".

                                   WITNESSETH:

         WHEREAS, the Banks and the Borrowers have entered into a certain loan arrangement (the "Loan Arrangement") which Loan Arrangement is evidenced by, among other documents and instruments, that certain Loan Agreement dated as of March 28, 1996, as amended by that certain Amendment to Loan Agreement dated April 19, 1996, that certain Amendment to Loan Agreement dated May 10, 1996, and that certain Third Amendment to Loan Agreement dated as of October 18, 1996 (collectively, as same may be further amended, modified, supplemented or restated from time






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to time, the "Loan Agreement") wherein the Banks agreed to make certain loans to the Borrowers; and

         WHEREAS, Michael Lerner ("Lerner") has executed and delivered a certain Limited Guaranty and a certain Third Party Pledge Agreement each dated as of August 2, 1996, as each has been amended, wherein, subject to the terms of the Limited Guaranty, Lerner guarantied the Obligations of the Borrowers to the Banks and pledged certain collateral as security therefor; and

         WHEREAS, the Banks and the Borrowers have agreed to amend the Loan Agreement as set forth herein:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Banks and the Borrowers hereby agree that the Loan Agreement shall be amended as follows (terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement):

         1. Section 5.1(iii) is hereby amended by inserting the following new language at the end thereof:

         "and (iii) a report detailing the shipment or other delivery of inventory in connection with a bulk sale of inventory or other disposition of inventory outside the ordinary course.

         2. Section 5.1 is hereby amended by inserting the following new provision at the end thereof:

         "(x) Immediately upon receipt, a written statement detailing receipt of any payments or other proceeds received in connection with such bulk sales, other dispositions or tax refunds, as set forth in Section 5.32 below."



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         3.       Section 5.32 of the Agreement is hereby amended in its
                  entirety to read as follows: "Section 5.32 INVENTORY BULK SALES/TAX REFUNDS. (a) The Borrower will use its best efforts to sell in bulk sales or other dispositions, any excess or discontinued Inventory. Subject to subsection (c) below, the proceeds of any bulk sales or other dispositions of Inventory outside the ordinary course, shall be paid by the Borrowers to the Agent to be applied in reduction of (i) the outstanding principal balance due under the Term Loans, with such payments to be applied to the payments due under the Term Notes in order of maturity, then (ii) to the outstanding balance of Revolver Cushion Loans, and then (iii) to the balance of the outstanding Revolving Loans."

                           (b) The proceeds of any tax refunds shall be paid by the Borrowers to the Agent to be applied in reduction of (i) the outstanding principal balance due under the Term Loans, with such payments to be applied to the payments due under the Term Notes in order of maturity until such time as the aggregate principal balance due thereunder is $7,500,000.00, then (ii) to the outstanding balance of Revolver Cushion Loans, then (iii) to the balance of the outstanding Revolving Loans, and then (iv) to the remaining balance due under the Term Notes in order of maturity. The Borrowers shall supply the Agent with copies of all tax returns of the Borrowers, shall (if permissible under law) direct any taxing authority to remit any such refunds directly to the Agent and shall take any other action as may be requested by the Agent in order to collect such refund. To the extent the Borrowers directly receive any such



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                  refunds, same will be immediately delivered to the Banks to be applied as set forth herein and a copy of any such refund will be immediately telecopied to the Banks"

                           (c)      Notwithstanding the provisions of (a) and
                  (b) above, in the event the Borrowers have been unable to generate sufficient proceeds under this section 5.32 to make the full amount of any required principal payment under the Term Notes, and therefore the Borrowers provide written advice to the Banks of their intention to and then actually borrow Revolving Loans to make the required Term Note payments, and provided no event which is, or solely with the passage of time would be, an Event of Default, has occurred, the next proceeds received by the Banks under this section 5.32 shall be first applied by the Banks to the outstanding balance of the Revolving Loans in an amount equal to the specific Revolving Loans (of which the Banks have previously been advised in writing) made to fund the payments due under the Term Notes, with the remaining proceeds, if any, being applied as set forth in (a) and/or (b) above. If the Borrower fails to provide prior written notice to the Banks of the Borrower's intention to borrow Revolving Loans to make the Term Note payments, the Banks have no obligation to apply the proceeds received by the Banks under this Section 5.32 to the Revolving Loans under the circumstances described in this subsection
                  (c).

         4. Section 6.1 of the Agreement is hereby amended by inserting a new subsection (r) which shall provide as follows:



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         "(r) any direct or indirect change in the ownership of a majority of the capital stock of the Borrowers from that existing at the execution of this Agreement."

         5. The Borrowers shall pay to the Banks a restructuring fee in the amount of $2,500.00 which is due and payable and agreed to be fully earned on the date of this Amendment and which the Borrowers agree may be charged to any loan or deposit account maintained with the Banks. The Bank shall share the restructuring fee in accordance with their Commitment Percentages.

         6. Nothing contained in this Amendment, and no action or omission by the Banks shall be deemed to constitute a waiver by the Banks of any Events of Default under the Loan Agreement, whether now existing or hereafter arising, nor a waiver of any of the Banks' rights and remedies in connection therewith, all of which remain in full force and effect.

         7. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Loan Agreement remain in full force and effect and are expressly ratified and confirmed by the Borrowers and the Banks. The Borrowers and the Banks hereby acknowledge and agree that the Forbearance Agreement is hereby deemed terminated and of no further force and effect.

         8. The Borrowers and Lerner (and their successors and assigns) hereby release, waive and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which any of them may have or might assert now or in the future, against the Banks, their officers, directors, employees, agents, attorneys and accountants, directly or indirectly, arising out of, based upon, or in any manner connected with, (i) any transaction, event, action, failure to act or occurrence of any sort or type, whether known or unknown, which existed, occurred or was taken, permitted or begun prior to the execution of this Amendment relating



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to or arising from the Loan Arrangement; (ii) any discussions, commitments, negotiations, conversations or communications with respect to the Borrowers' and Lerner's respective Obligations prior to the execution of this Amendment; or
(iii) any thing or matter prior to the execution of this Amendment related to any of the foregoing.

         9. As of the date hereof, the Borrowers and Lerner represent and warrant that they have no offsets, claims, or other defenses to payment of full of their obligations to the Banks relating to or arising from the Loan Arrangement, and reaffirm that all of the representations and warranties made by them in the Loan Documents remain true and correct. Without limiting the foregoing, the Borrowers specifically warrant and represent there has been no occurrence of litigation or other activity of the nature set forth in Section
5.14 of the Loan Agreement which would require notification from the Borrowers to the Bank.

         10. The Borrowers shall take such actions, and execute and deliver to the Banks such documents and agreements as the Banks may require to evidence the agreements contained herein to confirm all Collateral granted to the Banks for the Obligations, and the Banks shall take such actions and execute and deliver such documents and agreements as may be required to evidence their agreements contained herein.

         11. This Amendment and the documents delivered in connection herewith represent the entire agreement among the parties with respect to the subject matter hereof, and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts as an agreement under seal.



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           WITNESS OUR HANDS AND SEALS AS OF THE 29TH DAY OF NOVEMBER, 1996.

                                       BORROWERS

                                       SAFETY 1ST, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President


                                       SAFETY 1st (EUROPE) LIMITED


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, Director


                                   By:
                                       -----------------------------------------
                                       Michael Bernstein, Director


                                       SAFETY 1ST HOME PRODUCTS
                                       CANADA, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President


                                       3232301 CANADA, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President


                                       SAFETY 1ST INTERNATIONAL, INC.


                                   By:
                                       -----------------------------------------
                                       Michael Lerner, President



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                                       BANKS:

                                       FLEET NATIONAL BANK


                                   By:
                                       -----------------------------------------
                                       DEBORAH LAWRENCE, Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                   By:
                                       -----------------------------------------
                                       PETER HALEY, Vice President


                                       USTRUST


                                   By:
                                       -----------------------------------------
                                       THOMAS J. BYRNE, Senior Vice President


                                       GUARANTOR:


                                       -----------------------------------------
                                       MICHAEL LERNER



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                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

         Then personally appeared the above-named, Michael Lerner, individually and as President of Safety 1st, Inc., and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Safety 1st, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

         Then personally appeared the above-named, Michael Lerner, the Director of Safety 1st (Europe) Limited, and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st (Europe) Limited, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

         Then personally appeared the above-named, Michael Lerner, the President of Safety 1st Home Products Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st Home Products Canada, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:



                                        9


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                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the President of 3232301 Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of 3232301 Canada, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss                                                  December __, 1996

           Then personally appeared the above-named, Michael Lerner, the President of Safety 1st International, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st International, Inc., before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    November __, 1996

           Then personally appeared the above-named Deborah Lawrence, the Vice President of Fleet National Bank, and acknowledged the foregoing instrument to be her free act and deed on behalf of Fleet National Bank, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:



                                       10


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                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    November __, 1996

           Then personally appeared the above-named Peter Haley, the Vice President of The First National Bank of Boston, and acknowledged the foregoing instrument to be his free act and deed on behalf of The First National Bank of Boston, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                    November __, 1996

           Then personally appeared the above-named, Thomas J. Byrne, the Senior Vice President of USTrust, and acknowledged the foregoing instrument to be free act and deed on behalf of USTrust, before me,


                                       -----------------------------------------
                                                                 , Notary Public
                                       My Commission Expires:



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